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                                                                    EXHIBIT 10.9

                          2002 EXECUTIVE INCENTIVE PLAN

Name:

Plan Date:  January 1, 2002 - December 31, 2002

Purpose:
The purpose of the incentive plan is to motivate and reward the executive to profitability, grow the company, and achieve corporate goals. The plan provides for a quarterly and annual payout.

Target Compensation:

Base Pay:                           $   ________
Target Incentive:                   $   ________
Total Target Compensation:          $   ________


Incentive Targets:

Quarterly Payout (revenueable bookings):
        . Revenueable bookings measured annually and paid from first dollar.
        . Payout to occur in first payroll following 45 days from close of quarter
        . Must be on active employment status on payout date to be eligible for payout

Plan Provisions:
        Marimba reserves the right to terminate or modify this plan at any time. The plan is effective for the 2002 plan year. Any future incentive plan is at the discretion of the Board of Directors.

        Participation in the plan does not constitute an agreement to employee the participant for any length of time and shall not restrict the Company's right to terminate the employment of the participant for any reason and at any time.

_________________      Date:________  __________________________ Date: _________
[Name]                                [Name], [Title]

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Name:
Region:
On Quota Date:    1/1/02

OTE and Quota ($s in 000s)

Months on Plan                      12
On Target Earnings                  ___
Annual Base Pay                     ___
Annual Incentive Base (IB)          ___
2002 Quota
Base Commission Rate %              ____%
Q1 Quota                            ___
Q2 Quota                            ___
Q3 Quota                            ___
Q4 Quota                            ___

Accelerator Chart

Achieved                  Pay at            Factor
                 0%        ____%            1
0.00%          100%        ____%            1
100.01%        110%        ____%            7
110.01%        120%        ____%            7
120.01%        200%        ____%            7
Great than 200.00%         ____%            7

IB vs Achievement Chart ($s in 000s)

This table is only to be used for example purposes.

Commissionable            % plan    Factor   %        IB       MBO      Total
Orders
__                         _____%   1.000    ____%    ___      ___      ___
___                          100%   1.000    ____%    ___      ___      ___
___                        _____%   7.000    ____%    ___      ___      ___
___                        _____%   7.000    ____%    ___      ___      ___
___                        _____%   7.000    ____%    ___      ___      ___
___                        _____%   7.000    ____%    ___      ___      ___
___                        _____%   7.000    ____%    ___      ___      ___


I have read, understand and agree to this 2002 Marimba Sales Compensation Plan (including Attachment B above) and the Marimba 2002 Sales Policy attached hereto.

_____________________                       _____________________
[Name]                                      Date

Plan Approved by:


____________________________________________
[Name], [Title]